SECURITIES AND EXCHANGE COMMISSION

WASHINGTN, D.C.  20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   April 20, 2005

PANAMERICAN BANCORP

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22911	65-032364
(State or Other Jurisdiction of Incorporation	(Commission File No.)	(IRS Employer Identification No.)

3400 Coral Way, Miami, Florida 33451

(Address of principal executive office)

(305) 421-6800

(Registrant's telephone number, including area code)

Not Applicable

(Former Names or Former Address, if Changed Since Last Report)

Item 2.02   Results of Operations and Financial Condition.

On April 20, 2005, PanAmerican Bancorp (the “Company”) issued a press release announcing the Company’s unaudited first quarter (March 31, 2004) financial balance sheet and operational information.  A copy of the press release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K and the Exhibit 99.1 attached hereto shall be deemed “furnished” and not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities act of 1933, as amended.

Item 9.01   Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.

Not applicable.

(b)

Pro Forma Financial Information

Not applicable.

(c)

Exhibits.

Exhibit 99.1 – Press Release of PanAmerican Bancorp, dated April 20, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 20, 2005

PANAMERICAN BANCORP

By:	/s/ MICHAEL E. GOLDEN
Michael E. Golden
Chief Executive Officer and President

Index to Exhibits

Exhibit No.	Exhibit Title

99.1	Press Release of PanAmerican Bancorp, dated April 20, 2005